Exhibit 10.28
QLIK TECHNOLOGIES INC.
OMNIBUS STOCK OPTION AND AWARD PLAN
And
2004 SUB-PLAN FOR THE UNITED KINGDOM
(1) Qlik Technologies Inc.
(2) QlikTech UK Limited
and
(3) Les Bonney

ENTERPRISE MANAGEMENT INCENTIVES
STOCK OPTION AWARD AGREEMENT

THE SECURITIES REPRESENTED HEREBY AND THE UNDERLYING SECURITIES THAT MAY BE PURCHASED UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. THE SECURITIES REPRESENTED HEREBY MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY “US PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE ACT) UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THIS AGREEMENT is made as of October 31, 2007.
BETWEEN:
(1)	Qlik Technologies Inc., a Delaware corporation, care of Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle (the “Corporation”)

(2)	QlikTech UK Limited Incorporated in England and Wales under company number 05292408 of Seckloe House, 101 North 13th Street, Milton Keynes MK9 3NX (the “Company”); and

(3)	Les Bonney, , Great Britain, (“Participant”).
PRELIMINARY:
(A)	The Corporation and the Company intend to retain, incentivise and motivate the Participant.

(B)	The Corporation has determined to grant to the Participant an option to acquire 252,842 Shares on the terms set out in this Agreement (“Option”).

(C)	The Corporation and the Company intend that this Agreement forms part of an employees’ share scheme within the meaning of section 743 of the Companies Act 1985 and this Option is granted pursuant to the rules of the Qlik Technologies Inc. 2004 Sub-Plan for the United Kingdom (the “Sub-Plan”). The rules of the Sub-Plan are legally binding and are incorporated in the Option.

(D)	The Option is granted under Schedule 5 to the Income Tax (Earnings and Pensions) Act 2003.

(E)	The Participant is an Eligible Employee.
Statement of Purpose
     The Participant is an employee of the Corporation or a Subsidiary who provides, and is expected to continue to provide, significant contributions to the success of the Corporation or a Subsidiary. To recognize this service and to provide an incentive for future service, the Participant is hereby granted an Option to purchase shares of the Corporation’s Series A Common Stock pursuant to the terms of the Qlik Technologies Inc. Omnibus Stock Option and Award Plan (the “Plan”) as amended by the Sub-Plan. In that regard, the Corporation and the Participant desire to restrict the sale of the shares of the Corporation’s Series A Common Stock issuable to the Participant upon exercise of the option granted hereunder to provide for the repurchase of such shares in certain instances on the terms and conditions hereinafter set forth. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.     Award. The Participant is hereby granted the option to purchase 252,842 shares of the Corporation’s Series A Common Stock (the “Option”). The Option Period shall commence on October 31st, 2007, and shall terminate on October 30th, 2017. The Option Price shall be US$1,65 per share.
     2.     Vesting and Exercise of Options. Except as otherwise provided hereunder, the Option shall vest and be exercisable from time to time in accordance with the following schedule (purchases may be cumulative); provided, that as of each such date the Participant is still employed by the Corporation or a Subsidiary:

Date		Percentage	Number Of Shares

October 1	2008	25,00%	63211
January 1	2009	6,25%	15802
April 1	2009	6,25%	15802
July 1	2009	6,25%	15802
October 1	2009	6,25%	15802
January 1	2010	6,25%	15802
April 1	2010	6,25%	15802
July 1	2010	6,25%	15802
October 1	2010	6,25%	15802
January 1	2011	6,25%	15802
April 1	2011	6,25%	15802
July 1	2011	6,25%	15802
October 1	2011	6,25%	15802
     3.     Termination of Options.
     (a)     The Option may not be exercised after the expiration of the Option Period and is only exercisable as provided in Section 4 of this Agreement. The Option hereby granted shall terminate and be of no force or effect upon the expiration of the Option Period. In addition, if the Participant has a Termination of Service during the Option Period for any reason, the unvested portion of the Option shall terminate.
     (b)     Subject to the limitations set forth in this Agreement and in the Plan, the Participant may exercise the vested portion of the Option in whole or in part at any time or from time to time from the Grant Date until the first to occur of:
     (i)     three months following the date of the Participant’s Termination of Service for any reason other than death or Disability;
     (ii)     one year following the date of the Participant’s death, if an employee at the time of death (during which one year period the Option may be exercised (to the extent otherwise exercisable) by the person to whom the Participant’s rights hereunder shall have passed by will or by the laws of descent and distribution (hereinafter, a “Successor”));
     (iii)     one year following the date of the Participant’s Termination of Service due to Disability; or

     (iv)     the expiration of the Option Period.
     4.     Exercise of Options.
     (a)     Notice of Exercise. The Option may be exercised by written notice to the Corporation at the address set forth in Section 10 hereof, or such other address to which the principal office of the Corporation may be relocated, which notice shall: (i) be signed by the Participant (or, if applicable, by the Participant’s Successors); (ii) state the number of shares with respect to which the Option is being exercised; and (iii) contain such other information as the Committee may require.
     (b)     Payment of Option Price. Payment in full of the Option Price shall be made at the time of the written notice of exercise of the Option: (i) in cash or by check payable to the order of the Corporation; (ii) by delivery of shares of Series A Common Stock already owned by and in the Participant’s possession; or (iii) any combination thereof. Shares of Series A Common Stock which the Participant previously held and surrendered in accordance with rules and regulations adopted by the Committee for the purpose of making full or partial payment of the Option Price shall be valued for such purpose at the Fair Market Value thereof on the date the Option, or portion thereof, is exercised.
     (c)     Conditions to Exercise. As a condition to the exercise of the Option and the issuance of shares of the Corporation’s Series A Common Stock upon exercise thereof, the Corporation may:
     (i)     require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and make any representation or warranty with respect thereto as may be requested by the Corporation; and
     (ii)     obtain such agreements or undertakings from the Participant, if any, as the Corporation may deem necessary or advisable to insure that the Participant is bound with respect to any transfer or other restrictions that may be contained in any agreement among, or restricting the rights of, the Corporation’s Series A Common Stock stockholders at the time of exercise, or with respect to any restrictions imposed upon stockholders by underwriters in connection with a public offering referred to in Section 9 and the Participant hereby agrees to adhere to and be bound by any such agreements or undertakings in force at the time of his exercise of the Option.
     (d)     Certificates. As soon as practicable after each of the Participant’s notice of exercise described in Section 4(a) above and receipt of the Option Price have been received by the Corporation and any condition of the exercise described in 4(c) above have been fulfilled, the Corporation shall deliver to the Participant a stock certificate registered in the Participant’s name representing the shares of Series A Common Stock to be issued under the Option.
     (e)     Acceleration. If the Company meets or exceeds the budgeted revenues established by the Company’s Board of Directors for fiscal year 2008, the Option vesting schedule set forth in Section 2 above shall be accelerated by a period of 12 months, so that all shares subject to the Option shall be vested and subject to exercise on October 1, 2010. Furthermore, if, within the one-year period following a Change of Control, there is a Termination of Service with respect to the

Participant due to the termination of the Participant’s employment by the Corporation without Cause (as defined in Section 6(c) below), the Option vesting schedule set forth in Section 2 above shall be accelerated so that one half of the portion of the Option that is unvested on the date of such Termination of Service shall be vested and exercisable.
     5.     Representations of Participant. The Participant represents and agrees as follows:
     (a)     Ownership of Shares. Following exercise of all or a portion of the Option, the Participant will be the owner of the shares of the Series A Common Stock of the Corporation issued upon exercise (the “Award Shares”), free and clear of any liens or encumbrances, except for restrictions set forth in the Plan, any agreement among the Series A Common Stock stockholders, or otherwise referenced herein. The Participant agrees that this Agreement shall be applicable to such Award Shares.
     (b)     No Registration of Shares. The Participant is not a “US Person,” and is not acquiring the Option or any Award Shares hereunder for the account or benefit of any U.S. person within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the “Act”). The Participant acknowledges that, in addition to the restrictions on transfer contained in this Agreement, the Participant has been informed by the Corporation that, inasmuch as the Option and the Award Shares have not been registered under the Act, such securities must be held indefinitely unless sold in accordance with Regulation S under the Act, subsequently registered or an exemption from registration is available, and the Participant may not engage in hedging transactions with regard to such securities unless in compliance with the Act. The Participant further acknowledges that the Corporation is under no obligation either to register the Award Shares or the Option or to take any action to make available any exemption from registration or to supply any information to facilitate sales of such securities. The Participant represents and warrants that the Option is, and any Award Shares will be, acquired by the Participant for investment and not with a view to the distribution thereof and that, under no circumstances, shall such securities be transferred in violation of federal or state securities laws. The Participant further agrees that there shall be either lodged with any stock transfer agent for the Corporation or noted on the stock transfer records of the Corporation a stop transfer order against the Award Shares and that there shall be imprinted upon the certificate or certificates issued to the Participant evidencing such Award Shares a legend reading substantially as follows:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

     6.     Corporation’s Right to Repurchase Award Shares following Termination of Service.
     (a)     If there is a Termination of Service with respect to the Participant for any reason at anytime (including, without limitation, the Participant’s death or Disability), then the Corporation shall have the right, but not the obligation, to repurchase any Award Shares at a purchase price per share determined as set forth in Section 6(b) below.
     (b)     The Corporation’s right to repurchase Award Shares following the Participant’s Termination of Service as provided in Section 6(a) above may be exercised in whole or in part by the Corporation, if at all, by the Corporation’s delivery to the Participant, within the one hundred twenty (120) days following the Termination of Service, of written notice of the Corporation’s election to exercise. Such notice shall set forth the number of Award Shares to be purchased and the date and time of closing of the purchase; provided that the date specified for closing shall not be less than ten (10) days nor more than thirty (30) days from the date of the notice of election to exercise. To the extent the Corporation does not initially elect to purchase all of the Award Shares hereunder in its first written notice of election to exercise, the Corporation may, within the 120-day period specified herein, elect to exercise its right to purchase any remaining Award Shares by delivering to the Participant an additional written notice(s) of election to exercise in the manner provided above; provided, however, that unless otherwise agreed by the parties, the closing date for all purchases under this Section 6 shall be on the closing date set forth in the initial notice. On or before the closing set forth in the notice(s) of election to exercise, the Participant shall deliver to the Corporation the certificates representing the Award Shares being purchased, duly endorsed for transfer to the Corporation, together with such additional documents or instruments of transfer as the Corporation may request, in accordance with such notice. The Corporation shall thereafter promptly send to the Participant payment for such purchase by check or wire transfer based on a per share purchase price determined as follows:
     (i)     Termination of Service for Any Reason Other than Termination for Cause. If the Participant’s Termination of Service is for any reason other than the termination of the participant’s employment at any time by the Corporation with Cause (as defined below), including, without limitation, the Participant’s death, Disability, or voluntary termination by the Participant of his or her employment with the Corporation, then the per share purchase price of the Award Shares shall be their Fair Market Value.
     (ii)     Termination of Service Due to Participant’s Termination for Cause. If the Participant’s Termination of Service is due to the termination of the Participant’s employment at any time by the Corporation with Cause, then the per share price of the Award Shares shall be the Option Price per share paid by the Participant for such Award Shares, as adjusted for any stock splits, stock dividends, recapitalizations or the like (the “Participant’s Original Cost”).
     (c)     Definition of “Cause”. For purposes of this Agreement, the term “Cause” shall mean termination with the approval of the Board: (i) because of willful misconduct of a material nature by the Participant in connection with the performance of the Participant’s duties as an employee; (ii) because of the Participant’s use of alcohol or illegal drugs that affects the Participant’s ability to perform his or her assigned duties as an employee; (iii) because of the Participant’s conviction of a felony or serious misdemeanor involving moral turpitude; (iv) because of the Participant’s embezzlement or theft from the Corporation; (v) because of the participant’s gross inattention to or dereliction of duty; or (vi) because of performance by the Participant of any other willful act(s) which the Participant knew or reasonably should have known would be materially detrimental to the Corporation; provided, however, that prior to the determination by the Board that “Cause” as described in clause (i), (v) or (vi) above has occurred, the Board shall (A) provide to the Participant in writing, in reasonable detail, the reasons for the Board’s determination that such “Cause” exists, (B) afford the Participant a reasonable opportunity to remedy any such breach, (C) provide the Participant an opportunity to be heard at the Board meeting where the final decision to terminate the Participant’s employment hereunder for such “Cause” is to be considered, and (D) make any decision that such “Cause” exists in good faith.
     7.     Corporation’s Right of First Refusal.
     (a)     If at any time the Participant proposes to Transfer (as defined in Section 7(g) below) any Award Shares (including, without limitation, any securities acquired upon conversion thereof or by way of any stock split, stock dividend, recapitalization or the like), then the Participant shall promptly give the Corporation advance written notice of the Participant’s intention to make the Transfer (the “Transfer Notice”). The Transfer Notice shall include: (i) a description of the Award Shares to be transferred (the “Offered Shares”), (ii) the name(s) and address(es) of the prospective transferee(s), (iii) the consideration, and (iv) the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Participant has received a bona fide firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. In the event that the transfer is being made pursuant to the provisions of Section 7(e), the Transfer Notice shall state under which specific subsection the Transfer is being made.
     (b)     The Corporation shall have the right, but not the obligation, for a period of thirty (30) days from receipt by the Corporation of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Corporation may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying the Participant in writing before expiration of such thirty (30) day period as to the number of such Offered Shares that the Corporation wishes to purchase. If the Corporation gives the Participant notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than sixty (60) days after receipt by the Corporation of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third-party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 7(c).
     (c)     Should the purchase price specified in the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property. If the Participant and the Corporation cannot agree on such cash value within thirty (30) days after receipt by the Corporation of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing in the United States selected by the Participant and the Corporation or, if they cannot agree on an appraiser within forty (40) days after receipt by the Corporation of the Transfer

Notice, each shall select an appraiser of recognized standing in the United States and those appraisers shall designate a third appraiser of recognized standing in the United States, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Participant and the Corporation. If the time for the closing of the Corporation’s purchase has expired but the determination of the value of the purchase price offered by the prospective transferee(s) has not been finalized, then such closing shall be held on or prior to the tenth business day after such valuation shall have been made pursuant to this Section 7(c).
     (d)     To the extent that the Corporation has not exercised its right to purchase the Offered Shares within the time periods specified in Section 7(b), the Participant shall have a period of thirty (30) days from the expiration of such right in which to sell the Offered Shares, upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice, to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Offered Shares subject to the Corporation’s continued right of first refusal under this Agreement and must agree in writing to be bound with respect thereto and the Participant will procure that the third party transferee(s) shall adhere to and be bound by any such agreements or undertakings in force at the time of transfer with respect to any Transfer or other restrictions that may be contained in any agreement among, or restricting the rights of, the Corporation’s Series A Common Stock stockholders. In the event the Participant does not consummate the sale or disposition of the Offered Shares within the thirty (30) day period from the expiration of this right, the Corporation’s first refusal right shall continue to be applicable to any subsequent disposition of the Offered Shares by the Participant until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the right of the Corporation under this Section 7 to purchase the Offered Shares from the Participant shall not adversely affect its right to make subsequent purchases from the Participant of Offered Shares.
     (e)     Notwithstanding the provisions of Sections 7(a) and 7(b) of this Agreement, the first refusal right of the Corporation shall not apply to: (i) the Transfer of Award Shares to any spouse or member of the Participant’s immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Participant’s spouse or members of the Participant’s immediate family, or to a trust for the Participant’s own self, or a charitable remainder trust, or (ii) any sale of Award Shares to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Act; provided, however, that in the event of any Transfer made pursuant to one of the exemptions provided by clause (e)(i): (A) the Participant shall inform the Corporation in writing of such Transfer prior to effecting it, and (B) each such transferee or assignee, prior to the completion of the Transfer, shall have executed documents assuming the obligations of the Participant under this Agreement with respect to the transferred Award Shares in a form approved by the Corporation. Such transferred Award Shares shall remain subject to the provisions of this Section 7, and such pledgee, transferee or donee shall be treated as the “Participant” for purposes of this Agreement.
     (f)     Except as otherwise provided in this Agreement, the Participant will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way, all of any part of or any interest in the Award Shares. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Award Shares not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Corporation and shall not be recognized by the Corporation.

     (g)     For purposes of this Section 7, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers pursuant to divorce or legal separation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary, involuntarily or by operation of law, directly or indirectly, of any of the Award Shares.
     (h)     All certificates representing the Award Shares, in addition to other legends that may be required by applicable law or pursuant to agreement of the Corporation’s stockholders, shall bear the following legend:
“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NON-QUALIFIED STOCK OPTION AWARD AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
     (i)     The Corporation’s first refusal right hereunder shall terminate and be of no further force or effect upon the earlier of: (i) the consummation of a bona fide, firmly underwritten public offering of shares of the Corporation’s common stock at a public offering price which is not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and greater than $30,000,000.00 in the aggregate, or (ii) the consummation of a Liquidation Event, as that term is defined in the Corporation’s Certificate of Incorporation (as amended from time to time).
     8.     Change of Control. Notwithstanding any provision of this Agreement to the contrary, in the event of a Change of Control, the Corporation’s option to repurchase Award Shares under Section 6 shall terminate simultaneously with the consummation of such Change of Control if the Participant is actively employed with the Corporation on the date of such Change of Control, but in such event the Award Shares held by the Participant shall remain subject to the Corporation’s right of first refusal under Section 7 hereof, and may be subject to restrictions on transferability to the extent required by applicable law.
     9.     Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Act, including the Corporation’s initial public offering, the Participant or any person to whom the Participant has directly or indirectly transferred any Award Shares under this Agreement (a “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Award Shares acquired under this Agreement without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Corporation’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Award Shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Award Shares acquired under this Agreement until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of the agreement set forth in this Section 9. This Section 9 shall not apply to Award Shares registered in the public offering under the Act, and the Participant or a Transferee shall be subject to this Section 9 only if the directors and officers of the Corporation are subject to similar arrangements.
     10.     Notices. Any notice given hereunder must be in writing and shall be deemed given when either personally delivered or on the day of posting sent through the post by registered or certified mail, return receipt requested, postage prepaid, addressed to the parties to whom such notice is being given at the following addresses:

As to the Corporation:	Qlik Technologies Inc.

Science Park Ideon

S-223 70 Lund, Sweden

Attention: Lars Björk, President

As to Participant:	last address shown on the books of the Corporation
     11.     Failure to Close; Remedies. In the event that the Corporation or the Participant shall fail or refuse for any reason whatsoever to close the sale or repurchase of Award Shares as the Corporation or the Participant is obligated by this Agreement, then the other party to the sale or repurchase (the “non-defaulting party”) shall have the right to exercise any one or more of the following rights and remedies:
     (a)     The non-defaulting party shall have the right to recover damages from the defaulting party for any loss or damage, including reasonable attorneys’ fees, sustained by the non-defaulting party as a result of such default.
     (b)     The non-defaulting party shall have the right to specifically enforce this Agreement by seeking an injunction prohibiting the defaulting party from violating the terms of this Agreement and requiring the defaulting party to purchase or sell the Award Shares, as the case may be.
The rights and remedies of the non-defaulting party under this Section 11 are cumulative and not alternative and shall be in addition to any and all other rights and remedies available to the non-defaulting party at law or in equity.
     12.     Gifts. Nothing contained in this Agreement shall be construed or interpreted so as to authorize or permit the Participant to transfer the Option by gift to any person or entity.
     13.     Entire Agreement. This Agreement and the Plan together with the Sub-Plan contain the entire understanding and agreement by and between the parties hereto relating to the subject matter hereof and all prior or contemporaneous oral or written agreements or instruments are merged herein. No amendment to or modification of this Agreement shall be effective unless the same is in writing and signed by all parties hereto. No waiver by any party of any breach by the other of any provision of this Agreement shall be deemed to be a waiver of any other breaches thereof or the waiver of any such or other provision of this Agreement. Subject to the restrictions on assignment and transfer set forth hereinabove, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their estates, personal representatives, successors and assigns.
     14.     Severability. If any provision of this Agreement is declared invalid or unenforceable as a matter of law, such invalidity or unenforceability shall not affect or impair the validity or enforceability of any other provisions of this Agreement or the remainder of this Agreement as a whole.
     15.     Applicable Law. The validity, construction, interpretation or performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
     16.     Construction. Section headings and subheadings have been inserted herein for convenience only and shall not be deemed to have any legal effect whatever in the interpretation of this Agreement. As used herein, the singular shall include the plural, and the plural and singular. The word “any” means one or more or all, and the conjunction “or” includes both the conjunctive and disjunctive.
     17.     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.
     18.     No Rights as a Stockholder Until Exercise. Under the Plan, neither the Participant nor, if applicable, his or her personal representative, shall be nor have any rights or privileges of a stockholder of the Corporation with respect to any shares of the Corporation’s Series A Common Stock which may be acquired upon the exercise of the Option, in whole or in part, prior to the date upon which the Option is actually exercised for such shares in accordance with the provisions of Section 4 hereof and the certificates representing such shares are issued.
     19.     Other restrictions attaching to shares of the Corporation’s Series A Common Stock. Pursuant to Section 3.9 of the Plan (Restrictions on Sale) the Committee may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Corporation in writing that such person is acquiring the shares of Series A Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Series A Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Series A Common Stock is then listed, any applicable federal or state laws, and any other written restrictions or agreements with respect to the Common Stock and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.

     IN WITNESS WHEREOF, the Corporation, the Company and Participant have caused the execution of this Agreement as of the date hereof, each intending to be legally bound hereby.

EXECUTED as a DEED and DELIVERED by QLIK TECHNOLOGIES INC. acting by two Directors or one director and the company secretary:	) ) )

/s/ Lars Björk
Lars Björk, Director

/s/ Måns Hultman
Måns Hultman, Secretary

EXECUTED as a DEED and DELIVERED by QLIKTECH UK LIMITED acting by two Directors or one director and the company secretary:	) ) )
/s/ Lars Björk
Lars Björk, Director

/s/ Måns Hultman
Måns Hultman, Secretary

EXECUTED as a DEED and DELIVERED by in the presence of: Måns Hultman	) )
/s/ Les Bonney
Les Bonney
October 31, 2007

Witness Name:	/s/ Måns Hultman

Witness Address:

QLIK TECHNOLOGIES INC.
OMNIBUS STOCK OPTION AND AWARD PLAN
and
2005 SUB-PLAN FOR THE UNITED KINGDOM
(1) Qlik Technologies Inc
(2) QlikTech UK Limited
and
(3) Leslie Bonney

ENTERPRISE MANAGEMENT INCENTIVE
STOCK OPTION AWARD AGREEMENT

emwlaw
Secklow House
101 North 13th Street
Milton Keynes
MK9 3NX
www.wmwlaw.com

THIS AGREEMENT is made      2005
BETWEEN:
(1)	Qlik Technologies Inc., a Delaware corporation, care of Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle (the “Corporation”)

(2)	QlikTech UK Limited incorporated in England and Wales under company number 05292408 of Seckloe House, 101 North 13th Street, Milton Keynes MK9 3NX (“the Company”); and

(3)	Leslie Bonney, 11B Richmond Drive, Mapperley Park, Nottingham NG3 5EL, United Kingdom.
PRELIMINARY:
(A)	The Corporation and the Company intend to retain, incentivise and motivate the Participant.

(B)	The Corporation has determined to grant to the Participant an option to acquire 614.040 Shares on the terms set out in this Agreement (“Option”).

(C)	The Corporation and the Company intends that this Agreement forms part of an employees’ share scheme within the meaning of section 743 of the Companies Act 1985 and this Option is granted pursuant to the rules of the Qlik Technologies Inc. 2005 Sub-Plan for the United Kingdom (“the Sub-Plan”). The rules of the Sub-Plan are legally binding and are incorporated in the Option.

(D)	The Option is granted under Schedule 5 to the Income Tax (Earnings and Pensions) Act 2003

(E)	The Participant is an Eligible Employee.
Statement of Purpose
     The Participant is an employee of the Corporation or a Subsidiary who provides, and is expected to continue to provide, significant contributions to the success of the Corporation or a Subsidiary. To recognize this service and to provide an incentive for future service, the Participant is hereby granted an Option to purchase shares of the Corporation’s Series A Common Stock pursuant to the terms of the Qlik Technologies Inc. Omnibus Stock Option and Award Plan (the “Plan”) as amended by the Sub-Plan. In that regard, the Corporation and the Participant desire to restrict the sale of the shares of the Corporation’s Series A Common Stock issuable to the Participant upon exercise of the Option granted hereunder to provide for the repurchase of such shares in certain instances on the terms and conditions hereinafter set forth. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     1.     Award. The Participant is hereby granted the option to purchase 614.040 shares of the Corporation’s Series A Common Stock (the “Option”). The Option Period shall commence on the Grant Date, June 30th, 2005, and shall terminate on June 30th 2015. The Option Price shall be US$0.6298 per share.
     2.     Vesting and Exercise of Options. Except as otherwise provided hereunder, the Option shall vest and be exercisable from time to time in accordance with the following schedule (purchases may be cumulative); provided, that as of each such date the Participant is still employed by the Corporation or a Subsidiary:
     On or after the dates set forth below, right to purchase up to the following number of shares subject to the Option may be exercised:

June 30th	2006	153510
September 30th	2006	38378
December 30th	2006	38377
March 30th	2007	38378
June 30th	2007	38377
September 30th	2007	38378
December 30th	2007	38377
March 30th	2008	38378
June 30th	2008	38377
September 30th	2008	38378
December 30th	2008	38377
March 30th	2009	38378

June 30th	2009	38377
     3.     Termination of Options.
     (a)     The Option may not be exercised after the expiration of the Option Period and is only exercisable as provided in Section 4 of this Agreement. The Option hereby granted shall terminate and be of no force or effect upon the expiration of the Option Period. In addition, if the Participant has a Termination of Service during the Option Period for any reason, the unvested portion of the Option shall terminate.
     (b)     Subject to the limitations set forth in this Agreement and in the Plan, the Participant may exercise the vested portion of the Option in whole or in part at any time or from time to time from the Grant Date until the first to occur of:
     (i)     three months following the date of the Participant’s Termination of Service for any reason other than death or Disability;
     (ii)     one year following the date of the Participant’s death, if an employee at the time of death (during which one year period the Option may be exercised (to the extent otherwise exercisable) by the person to whom the Participant’s rights hereunder shall have passed by will or by the laws of descent and distribution (hereinafter, a “Successor”));
     (iii)     one year following the date of the Participant’s Termination of Service due to Disability; or
     (iv)     the expiration of the Option Period.
     4.     Exercise of Options.
     (a)     Notice of Exercise. The Option may be exercised by written notice to the Corporation at the address set forth in Section 10 hereof, or such other address to which the principal office of the Corporation may be relocated, which notice shall: (i) be signed by the Participant (or, if applicable, by the Participant’s Successors); (ii) state the number of shares with respect to which the Option is being exercised; and (iii) contain such other information as the Committee may require.
     (b)     Payment of Option Price. Payment in full of the Option Price shall be made at the time of the written notice of exercise of the Option: (i) in cash or by check payable to the order of the Corporation; (ii) by delivery of shares of Series A Common Stock already owned by and in the Participant’s possession; or (iii) any combination thereof. Shares of Series A Common Stock which the Participant previously held and surrendered in accordance with rules and regulations adopted by the Committee for the purpose of making full or partial payment of the Option Price shall be valued for such purpose at the Fair Market Value thereof on the date the Option, or portion thereof, is exercised.
     (c)     Conditions to Exercise. As a condition to the exercise of the Option and the issuance of shares of the Corporation’s Series A Common Stock upon exercise thereof, the Corporation may:
     (i)     require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and make any representation or warranty with respect thereto as may be requested by the Corporation; and
     (ii)     obtain such agreements or undertakings from the Participant, if any, as the Corporation may deem necessary or advisable to insure that the Participant is bound with respect to any transfer or other restrictions that may be contained in any agreement among, or restricting the rights of, the Corporation’s Series A Common Stock stockholders at the time of exercise, or with respect to any restrictions imposed upon stockholders by underwriters in connection with a public offering referred to in Section 9 and the Participant hereby agrees to adhere to and be bound by any such agreements or undertakings in force at the time of his exercise of the Option.
     (d) Certificates. As soon as practicable after each of the Participant’s notice of exercise described in Section 4(a) above and receipt of the Option Price have been received by the Corporation and any condition of the exercise described in 4(c) above have been fulfilled, the Corporation shall deliver to the Participant a stock certificate registered in the

Participant’s name representing the shares of Series A Common Stock to be issued under the Option.
     (e)     Acceleration. Upon, within the one-year period following a Change of Control, there is a Termination of Service with respect to the Participant due to the termination of the Participant’s employment by the Corporation without Cause (as defined in Section 6(c) below), the Option vesting schedule set forth in Section 2 above shall be accelerated by a period of 12 months measured from the date of such Termination of Service.
     5.     Representations of Participant. The Participant represents and agrees as follows:
     (a)     Ownership of Shares. Following exercise of all or a portion of the Option, the Participant will be the owner of the shares of the Series A Common Stock of the Corporation issued upon exercise (the “Award Shares”), free and clear of any liens or encumbrances, except for restrictions set forth in the Plan, any agreement among the Series A Common Stock stockholders, or otherwise referenced herein. The Participant agrees that this Agreement shall be applicable to such Award Shares.
     (b)     No Registration of Shares. The Participant is not a “US Person,” and is not acquiring the Option or any Award Shares hereunder for the account or benefit of any U.S. person within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the “Act”). The Participant acknowledges that, in addition to the restrictions on transfer contained in this Agreement, the Participant has been informed by the Corporation that, inasmuch as the Option and the Award Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) such securities must be held indefinitely unless sold in accordance with Regulation S under the Act, subsequently registered or an exemption from registration is available, and the Participant may not engage in hedging transactions with regard to such securities unless in compliance with the Act. The Participant further acknowledges that the Corporation is under no obligation either to register the Award Shares or the Option or to take any action to make available any exemption from registration or to supply any information to facilitate sales of such securities. The Participant represents and warrants that the Option is, and any Award Shares will be, acquired by the Participant for investment and not with a view to the distribution thereof and that, under no circumstances, shall such securities be transferred in violation of federal or state securities laws. The Participant further agrees that there shall be either lodged with any stock transfer agent for the Corporation or noted on the stock transfer records of the Corporation a stop transfer order against the Award Shares and that there shall be imprinted upon the certificate or certificates issued to the Participant evidencing such Award Shares a legend reading substantially as follows:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION

THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     6.     Corporation’s Right to Repurchase Award Shares following Termination of Service.
     (a)     If there is a Termination of Service with respect to the Participant for any reason at anytime (including, without limitation, the Participant’s death or Disability), then the Corporation shall have the right, but not the obligation, to repurchase any Award Shares at a purchase price per share determined as set forth in Section 6(b) below.
     (b)     The Corporation’s right to repurchase Award Shares following the Participant’s Termination of Service as provided in Section 6(a) above may be exercised in whole or in part by the Corporation, if at all, by the Corporation’s delivery to the Participant, within the 90 days following the Termination of Service, of written notice of the Corporation’s election to exercise. Such notice shall set forth the number of Award Shares to be purchased and the date and time of closing of the purchase; provided that the date specified for closing shall not be less than ten (10) days nor more than thirty (30) days from the date of the notice of election to exercise. To the extent the Corporation does not initially elect to purchase all of the Award Shares hereunder in its first written notice of election to exercise, the Corporation may, within the 90-day period specified herein, elect to exercise its right to purchase any remaining Award Shares by delivering to the Participant an additional written notice(s) of election to exercise in the manner provided above; provided, however, that unless otherwise agreed by the parties, the closing date for all purchases under this Section 6 shall be on the closing date set forth in the initial notice. On or before the closing set forth in the notice(s) of election to exercise, the Participant shall deliver to the Corporation the certificates representing the Award Shares being purchased, duly endorsed for transfer to the Corporation, together with such additional documents or instruments of transfer as the Corporation may request, in accordance with such notice. The Corporation shall thereafter promptly send to the Participant payment for such purchase by check or wire transfer based on a per share purchase price determined as follows:
     (i)     Termination of Service for Any Reason Other than Termination for Cause. If the Participant’s Termination of Service is for any reason other than the termination of the Participant’s employment at any time by the Corporation with Cause (as defined below), including, without limitation, the Participant’s death, Disability or voluntary termination by the Participant of his or her employment with the Corporation, then the per share purchase price of the Award Shares shall be their Fair Market Value.
     (ii)     Termination of Service Due to Participant’s Termination With Cause. If the Participant’s Termination of Service is due to the termination of the

Participant’s employment at any time by the Corporation with Cause, then the per share price of the Award Shares shall be the Option Price per share paid by the Participant for such Award Shares, as adjusted for any stock splits, stock dividends, recapitalizations or the like (the Participant’s Original Cost”).
     (c)     Definition of “Cause”. For purposes of this Agreement, the term “Cause” shall mean termination with the approval of the Board: (i) because of willful misconduct of a material nature by the Participant in connection with the performance of the Participant’s duties as an employee; (ii) because of the Participant’s use of alcohol or illegal drugs that affect the Participant’s ability to perform his or her assigned duties as an employee; (iii) because of the Participant’s conviction of a crime other than a non-imprisonable motoring offence; (iv) because of the Participant’s embezzlement or theft from the Corporation; (v) because of the Participant’s gross inattention to or dereliction of duty; or (vi) because of performance by the Participant of any other willful act(s) which the Participant knew or reasonably should have known would be materially detrimental to the Corporation; provided, however, that prior to the determination by the Board that “Cause” as described in clause (i), (v) or (vi) above has occurred, the Board shall (A) provide to the Participant in writing, in reasonable detail, the reasons for the Board’s determination that such “Cause” exists, (B) afford the Participant a reasonable opportunity to remedy any such breach, (C) provided the Participant an opportunity to be heard at the Board meeting where the first decision to terminate the Participant’s employment hereunder for such “Cause” is to be considered, and (D) make any decision that such “Cause” exists in good faith.
     7.     Corporation’s Right of First Refusal.
     (a)     If at any time the Participant proposes to Transfer (as defined in Section 7(g) below) any Award Shares (including, without limitation, any securities acquired upon conversion thereof or by way of any stock split, stock dividend, recapitalization or the like), then the Participant shall promptly give the Corporation advance written notice of the Participant’s intention to make the Transfer (the “Transfer Notice”). The Transfer Notice shall include: (i) a description of the Award Shares to be transferred (the “Offered Shares”), (ii) the name(s) and address(es) of the prospective transferee(s), (iii) the consideration, and (iv) the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Participant has received a bona fide firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. In the event that the transfer is being made pursuant to the provisions of Section 7(e), the Transfer Notice shall state under which specific subsection the Transfer is being made.
     (b)     The Corporation shall have the right, but not the obligation, for a period of thirty (30) days from receipt by the Corporation of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Corporation may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying the Participant in writing before expiration of such thirty (30) day period as to the number of such Offered Shares that the Corporation wishes to purchase. If the Corporation gives the Participant notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than sixty (60) days after receipt by the Corporation of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third-party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 7(c).
     (c)     Should the purchase price specified in the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property. If the Participant and the Corporation cannot agree on such cash value within thirty (30) days after receipt by the Corporation of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing in the United States selected by the Participant and the Corporation or, if they cannot agree on an appraiser within forty (40) days after receipt by the Corporation of the Transfer Notice, each shall select an appraiser of recognized standing in the United States and those appraisers shall designate a third appraiser of recognized standing in the United States, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Participant and the Corporation. If the time for the closing of the Corporation’s purchase has expired but the determination of the value of the purchase price offered by the prospective transferee(s) has not been finalized, then such closing shall be held on or prior to the tenth business day after such valuation shall have been made pursuant to this Section 7(c).
     (d)     To the extent that the Corporation has not exercised its right to purchase the Offered Shares within the time periods specified in Section 7(b), the Participant shall have a period of thirty (30) days from the expiration of such right in which to sell the Offered Shares, upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice, to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Offered Shares subject to the Corporation’s continued right of first refusal under this Agreement and must agree in writing to be bound with respect thereto and the Participant will procure that the third party transferee(s) shall adhere to and be bound by any such agreements or undertakings in force at the time of transfer with respect to any transfer or other restrictions that may be contained in any agreement among, or restricting the rights of, the Corporation’s Series A Common Stock stockholders. In the event the Participant does not consummate the sale or disposition of the Offered Shares within the thirty (30) day period from the expiration of this right, the Corporation’s first refusal right shall continue to be applicable to any subsequent disposition of the Offered Shares by the Participant until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the right of the Corporation under this Section 7 to purchase the Offered Shares from the Participant shall not adversely affect its right to make subsequent purchases from the Participant of Offered Shares.
     (e)     Notwithstanding the provisions of Sections 7(a) and 7(b) of this Agreement, the first refusal right of the Corporation shall not apply to: (i) the Transfer of Award Shares to any spouse or member of the Participant’s immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Participant’s spouse or members of the Participant’s immediate family, or to a trust for the Participant’s own self, or a charitable remainder trust, or (ii) any sale of Award Shares to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Act; provided, however, that in the event of any transfer made pursuant to one of the exemptions provided by clause (e)(i): (A) the Participant shall inform the Corporation in writing of such Transfer prior to effecting it, and (B) each such transferee or assignee, prior to the completion of the Transfer, shall have executed documents assuming the obligations of the Participant under this Agreement with respect to the transferred Award Shares in a form approved by the Corporation. Such transferred Award Shares shall remain subject to the provisions of this Section 7, and such pledgee, transferee or donee shall be treated as the “Participant” for purposes of this Agreement.
     (f)     Except as otherwise provided in this Agreement, the Participant will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way, all of any part of or any interest in the Award Shares. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Award Shares not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Corporation and shall not be recognized by the Corporation.
     (g)     For purposes of this Section 7, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers pursuant to divorce or legal separation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary, involuntarily or by operation of law, directly or indirectly, of any of the Award Shares.
     (h)     All certificates representing the Award Shares, in addition to other legends that may be required by applicable law or pursuant to agreement of the Corporation’s stockholders, shall bear the following legend:
“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NON-QUALIFIED STOCK OPTION AWARD AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
     (i)     The Corporation’s first refusal right hereunder shall terminate and be of no further force or effect upon the earlier of: (i) the consummation of a bona fide, firmly underwritten public offering of shares of the Corporation’s common stock at a public offering price which is not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and greater than $30,000,000.00 in the aggregate, or (ii) the consummation of a Liquidation Event, as that term is defined in the Corporation’s Certificate of Incorporation (as amended from time to time).
     8.     Change of Control. Notwithstanding any provision of this Agreement to the contrary, in the event of a Change of Control, the Corporation’s option to repurchase Award

Shares under Section 6 shall terminate simultaneously with the consummation of such Change of Control if the Participant is actively employed with the Corporation on the date of such Change of Control, but in such event the Award Shares held by the Participant shall remain subject to the Corporation’s right of first refusal under Section 7 hereof, and may be subject to restrictions on transferability to the extent required by applicable law.
     9.     Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Act, including the Corporation’s initial public offering, the Participant or any person to whom the Participant has directly or indirectly transferred any Award Shares under this Agreement (a “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Award Shares acquired under this Agreement without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Corporation’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Award Shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Award Shares acquired under this Agreement until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of the agreement set forth in this Section 9. This Section 9 shall not apply to Award Shares registered in the public offering under the Act, and the Participant or a Transferee shall be subject to this Section 9 only if the directors and officers of the Corporation are subject to similar arrangements.
     10.     Notices. Any notice given hereunder must be in writing and shall be deemed given when either personally delivered or on the day of posting sent through the post by registered or certified mail, return receipt requested, postage prepaid, addressed to the parties to whom such notice is being given at the following addresses:

As to the Corporation:	Qlik Technologies Inc.

Science Park Ideon

S-223 70 Lund, Sweden

Attention: Måns Hultman, President

As to Participant:	last address shown on the books of the Corporation

     11.     Failure to Close; Remedies. In the event that the Corporation or the Participant shall fail or refuse for any reason whatsoever to close the sale or repurchase of Award Shares as the Corporation or the Participant is obligated by this Agreement, then the other party to the sale or repurchase (the “non-defaulting party”) shall have the right to exercise any one or more of the following rights and remedies:
     (a) The non-defaulting party shall have the right to recover damages from the defaulting party for any loss or damage, including reasonable attorneys’ fees, sustained by the non-defaulting party as a result of such default.
     (b) The non-defaulting party shall have the right to specifically enforce this Agreement by seeking an injunction prohibiting the defaulting party from violating the terms of this Agreement and requiring the defaulting party to purchase or sell the Award Shares, as the case may be.
The rights and remedies of the non-defaulting party under this Section 11 are cumulative and not alternative and shall be in addition to any and all other rights and remedies available to the non-defaulting party at law or in equity.
     12.     Gifts. Nothing contained in this Agreement shall be construed or interpreted so as to authorize or permit the Participant to transfer the Option by gift to any person or entity.
     13.     Entire Agreement. This Agreement and the Plan together with the Sub-Plan contain the entire understanding and agreement by and between the parties hereto relating to the subject matter hereof and all prior or contemporaneous oral or written agreements or instruments are merged herein. No amendment to or modification of this Agreement shall be effective unless the same is in writing and signed by all parties hereto. No waiver by any party of any breach by the other of any provision of this Agreement shall be deemed to be a waiver of any other breaches thereof or the waiver of any such or other provision of this Agreement. Subject to the restrictions on assignment and transfer set forth hereinabove, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their estates, personal representatives, successors and assigns.
     14.     Severability. If any provision of this Agreement is declared invalid or unenforceable as a matter of law, such invalidity or unenforceability shall not affect or impair the validity or enforceability of any other provisions of this Agreement or the remainder of this Agreement as a whole.
     15.     Applicable Law. The validity, construction, interpretation or performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
     16.     Construction. Section headings and subheadings have been inserted herein for convenience only and shall not be deemed to have any legal effect whatever in the interpretation of this Agreement. As used herein, the singular shall include the plural, and the plural and singular. The word “any” means one or more or all, and the conjunction “or” includes both the conjunctive and disjunctive.

     17.     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.
     18.     No Rights as a Stockholder Until Exercise. Under the Plan, neither the Participant nor, if applicable, his or her personal representative, shall be nor have any rights or privileges of a stockholder of the Corporation with respect to any shares of the Corporation’s Series A Common Stock which may be acquired upon the exercise of the Option, in whole or in part, prior to the date upon which the Option is actually exercised for such shares in accordance with the provisions of Section 4 hereof and the certificates representing such shares are issued.
     19.     Other restrictions attaching to shares of the Corporation’s Series A Common Stock. Pursuant to Section 3.9 of the Plan (Restrictions on Sale) the Committee may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Corporation in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable federal or state laws, and any other written restrictions or agreements with respect to the Common Stock and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.
     IN WITNESS WHEREOF, the Corporation and Participant have caused the execution of this Agreement as of the date hereof, each intending to be legally bound hereby.

EXECUTED as a DEED and DELIVERED by	)
QLIK TECHNOLOGIES INC. acting by two	)
directors or one director and the company	)
secretary.

/s/ Måns Hultman
Måns Hultman, Director

/s/ Lars Björk
Lars Björk, Secretary

EXECUTED as a DEED and DELIVERED by	)
QLIKTECH UK LIMITED acting by two	)
directors or one director and the company	)
secretary.

/s/ Måns Hultman
Måns Hultman, Director

/s/ Lars Björk
Lars Björk, Secretary

EXECUTED as a DEED and DELIVERED by	)
ANDREW HONESS in the presence of:	)

/s/ Leslie Bonney
Leslie Bonney
Witness Name: Carolina Wikström
Witness Address: Borgens Allé 21
SE-24439 Karunge
Sweden
Witness Occupation: CEO Assistant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
QLIK TECHNOLOGIES INC.
2009 OMNIBUS STOCK OPTION AND AWARD PLAN
And
2009 SUB-PLAN FOR THE UNITED KINGDOM
(1) Qlik Technologies Inc.
(2) QlikTech UK Limited
and
(3) Leslie Bonney

STOCK OPTION AWARD AGREEMENT

THIS AGREEMENT is made on June 30th, 2009
BETWEEN:
(1)	Qlik Technologies Inc., a Delaware corporation with its principal place of business at 150 Radnor-Chester Road, Suite E220, Radnor, Pennsylvania, 19087, U.S.A. (the “Corporation”)

(2)	QlikTech UK Limited Incorporated in England and Wales under company number 05292408 of Seebeck House, One Seebeck Place, Milton Keynes MK5 8FR (the “Company”); and

(3)	Leslie Bonney, 11B Richmond Drive, Mapperley Park Nottingham NG3 5EI, Great Britain, (the “Participant”).
PRELIMINARY:
(A)	The Corporation and the Company intend to retain, incentivise and motivate the Participant.

(B)	The Corporation has determined to grant to the Participant an option to acquire 200000 Shares on the terms set out in this Agreement.

(C)	This Agreement forms part of an unapproved employees’ share scheme and this Option is granted pursuant to the rules of the Qlik Technologies In. 2009 Sub-Plan for the United Kingdom (the “Sub-Plan”). The rules of the Sub-Plan are legally binding and are incorporated in the Option.

(D)	The Participant is an Eligible Employee.
Statement of Purpose
     The Participant is an employee of the Corporation or a Subsidiary who provides, and is expected to continue to provide, significant contributions to the success of the Corporation or a Subsidiary. To recognize this service and to provide an incentive for future service, the Participant is hereby granted an Option to purchase shares of the Corporation’s Common Stock pursuant to the terms of the Qlik Technologies Inc. 2009 Omnibus Stock Option and Award Plan (the “2009 Plan”) as amended by the Sub-Plan. In that regard, the Corporation and the Participant desire to restrict the sale of the shares of the Corporation’s Common Stock issuable to the Participant upon exercise of the option granted hereunder to provide for the repurchase of such shares in certain instances on the terms and conditions hereinafter set forth. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the 2009 Plan.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     1.     Award. The Participant is hereby granted the option to purchase 200000 shares of the Corporation’s Common Stock (the “Option”). The Option Period shall commence on the Grant Date, March 30th, 2009, and shall terminate on March 30th, 2019. The Option Price shall be US$1.65 per share.
     2.     Vesting and Exercise of Options. Except as otherwise provided hereunder, the Option shall vest and be exercisable from time to time in accordance with the following schedule (purchases may be cumulative); provided, that as of each such date the Participant is still employed by the Corporation or a Subsidiary:
     On or after March 30th, 2010 the right to purchase up to 25% of the shares subject to the Option may be exercised; and
     On a quarterly basis thereafter (e.g., on the first day following the last day of each consecutive three-month period thereafter) the right to purchase up to an additional 6.25% of the shares subject to the Option may be exercised, as follows:

Date		Number Of Shares

March 30th	2010	25,00%
June 30th	2010	6,25%
September 30th	2010	6,25%
December 30th	2010	6,25%
March 30th	2011	6,25%
June 30th	2011	6,25%
September 30th	2011	6,25%
December 30th	2011	6,25%
March 30th	2012	6,25%
June 30th	2012	6,25%
September 30th	2012	6,25%
December 30th	2012	6,25%
March 30th	2013	6,25%

3. Termination of Options.

(a) The Option may not be exercised after the expiration of the Option Period and is only exercisable as provided in Section 4 of this Agreement. The Option hereby granted shall terminate and be of no force or effect upon the expiration of the Option Period. In addition, if the Participant has a Termination of Service during the Option Period for any reason, the unvested portion of the Option shall terminate.

(b) Subject to the limitations set forth in this Agreement and in the 2009 Plan, the Participant may exercise the vested portion of the Option in whole or in part at any time or from time to time from the Grant Date until the first to occur of:
     (i) three (3) months following the date of the Participant’s Termination of Service for any reason other than death or Disability;
     (ii) one (1) year following the date of the Participant’s death, if an employee at the time of death (during which one year period the Option may be exercised (to the extent otherwise exercisable) by the person to whom the Participant’s rights hereunder shall have passed by will or by the laws of descent and distribution (hereinafter, a “Successor”));
     (iii) one (1) year following the date of the Participant’s Termination of Service due to Disability; or
     (iv) the expiration of the Option Period.
     4.     Exercise of Options.

     (a) Notice of Exercise. The Option may be exercised by written notice to the Corporation at the address set forth in Section 10 hereof, or such other address to which the principal office of the Corporation may be relocated, which notice shall: (i) be signed by the Participant (or, if applicable, by the Participant’s Successors); (ii) state the number of shares with respect to which the Option is being exercised; and (iii) contain such other information as the Committee may require.
     (b) Payment of Option Price. Payment in full of the Option Price shall be made at the time of the written notice of exercise of the Option: (i) in cash or by check payable to the order of the Corporation; (ii) by delivery of shares of Common Stock already owned by and in the Participant’s possession; or (iii) any combination thereof. Shares of Common Stock which the Participant previously held and surrendered in accordance with rules and regulations adopted by the Committee for the purpose of making full or partial payment of the Option Price shall be valued for such purpose at the Fair Market Value thereof on the date the Option, or portion thereof, is exercised.
     (c) Conditions to Exercise. As a condition to the exercise of the Option and the issuance of shares of the Corporation’s Common Stock upon exercise thereof, the Corporation may:
     (i) require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and make any representation or warranty with respect thereto as may be requested by the Corporation;
     (ii) obtain such agreements or undertakings from the Participant, if any, as the Corporation may deem necessary or advisable to insure that the Participant is bound with respect to any transfer or other restrictions that may be contained in any agreement among, or restricting the rights of, the Corporation’s Common Stock stockholders at the time of exercise, or with respect to any restrictions imposed upon stockholders by underwriters in connection with a public offering referred to in Section 9 and the Participant hereby agrees to adhere to and be bound by any such agreements or undertakings in force at the time of his exercise of the Option;
     (iii) require the Participant to agree with and undertake to reimburse the Company (and any other company which is a “secondary contributor”) in full for any Employer’s NIC’s payable in respect of any gain on the Option; and
     (iv) enter into an election with the Company (and any other company which is a “secondary contributor”) to assume the liability for any Employer’s NIC including an election or agreement under paragraph 3A Schedule 1 Social Security Contributions and Benefits Act 1992.
     (d) Certificates. As soon as practicable after each of the Participant’s notice of exercise described in Section 4(a) above and receipt of the Option Price have been received by the Corporation and any condition of the exercise described in Section 4(c) above has been fulfilled, the Corporation shall deliver to the Participant a stock certificate registered in the Participant’s name representing the shares of Common Stock to be issued under the Option.
     (e) Acceleration. Upon, within the one-year period following a Change of Control, there is a Termination of Service with respect to the Participant due to a Termination Without Cause, the Option vesting schedule set forth in Section 2 above shall be accelerated by a period of 12 months measured from the date of such Termination of Service.
     5.     Representations of Participant. The Participant represents and agrees as follows:
     (a) Ownership of Shares. Following exercise of all or a portion of the Option, the Participant will be the owner of the Award Shares issued, free and clear of any liens or encumbrances, except for restrictions set forth in the 2009 Plan, any agreement among the Common Stock stockholders, or otherwise referenced herein. The Participant agrees that this Agreement shall be applicable to such Award Shares.
     (b) No Registration of Shares. The Participant is not a “US Person,” and is not acquiring the Option or any Award Shares hereunder for the account or benefit of any U.S. person within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the “Act”). The Participant acknowledges that, in addition to the restrictions on transfer contained in this Agreement, the Participant has been informed by the Corporation that, inasmuch as the Option and the Award Shares have not been registered under the Act, such securities must be held indefinitely unless sold in accordance with Regulation S under the Act, subsequently registered or an exemption from registration is available, and the Participant may not engage in hedging transactions with regard to such securities unless in compliance with the Act. The Participant further acknowledges that the Corporation is under no obligation either to register the Award Shares or the Option or to take any action to make available any exemption from registration or to supply any information to facilitate sales of such securities. The Participant represents and warrants that the Option is, and any Award Shares will be, acquired by the Participant for investment and not with a view to the distribution thereof and that, under no circumstances, shall such securities be transferred in violation of federal or state securities laws. The Participant further agrees that there shall be either lodged with any stock transfer agent for the Corporation or noted on the stock transfer records of the Corporation a stop transfer order against the Award Shares and that there shall be imprinted upon the certificate or certificates issued to the Participant evidencing such Award Shares a legend reading substantially as follows:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     6.     Corporation’s Right to Repurchase Award Shares following Termination of Service.
     (a) If there is a Termination of Service with respect to the Participant for any reason at anytime (including, without limitation, the Participant’s death or Disability), then the Corporation shall have the right, but not the obligation, to repurchase any Award Shares at a purchase price per share determined as set forth in Section 6(b) below.
     (b) The Corporation’s right to repurchase Award Shares following the Participant’s Termination of Service as provided in Section 6(a) above may be exercised in whole or in part by the Corporation, if at all, by the Corporation’s delivery to the Participant, within the one hundred twenty (120) days following the Termination of Service, of written notice of the Corporation’s election to exercise. Such notice shall set forth the number of Award Shares to be purchased and the date and time of closing of the purchase; provided that the date specified for closing shall not be less than ten (10) days nor more than thirty (30) days from the date of the notice of election to exercise. To the extent the Corporation does not initially elect to purchase all of the Award Shares hereunder in its first written notice of election to exercise, the Corporation may, within the 120-day period specified herein, elect to exercise its right to purchase any remaining Award Shares by delivering to the Participant an additional written notice(s) of election to exercise in the manner provided above; provided, however, that unless otherwise agreed by the parties, the closing date for all purchases under this Section 6 shall be on the closing date set forth in the initial notice. On or before the closing set forth in the notice(s) of election to exercise, the Participant shall deliver to the Corporation the certificates representing the Award Shares being purchased, duly endorsed for transfer to the Corporation, together with such additional documents or instruments of transfer as the Corporation may request, in accordance with such notice. The Corporation shall thereafter promptly send to the Participant payment for such purchase by check or wire transfer based on a per share purchase price determined as follows:
     (i) Termination of Service for Any Reason Other than Termination for Cause. If the Participant’s Termination of Service is for any reason other than a Termination for Cause, including, without limitation, the Participant’s death, Disability, Termination Without Cause, or voluntary quit, then the per share purchase price of the Award Shares shall be their Fair Market Value.
     (ii) Termination of Service Due to Participant’s Termination for Cause. If the Participant’s Termination of Service is due to a Termination for Cause, then the per share price of the Award Shares shall be the Option Price per share paid by the Participant for such Award Shares, as adjusted for any stock splits, stock dividends, recapitalizations or the like.
     7.     Corporation’s Right of First Refusal.
     (a) If at any time the Participant proposes to Transfer (as defined in Section 7(g) below) any Award Shares (including, without limitation, any securities acquired upon conversion thereof or by way of any stock split, stock dividend, recapitalization or the like), then the Participant shall promptly give the Corporation advance written notice of the Participant’s intention to make the Transfer (the “Transfer Notice”). The Transfer Notice shall include: (i) a description of the Award Shares to be transferred (the “Offered Shares”), (ii) the name(s) and address(es) of the prospective transferee(s), (iii) the consideration, and (iv) the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Participant has received a bona fide firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. In the event that the transfer is being made pursuant to the provisions of Section 7(e), the Transfer Notice shall state under which specific subsection the Transfer is being made.
     (b) The Corporation shall have the right, but not the obligation, for a period of thirty (30) days from receipt by the Corporation of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Corporation may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying the Participant in writing before expiration of such thirty (30) day period as to the number of such Offered Shares that the Corporation wishes to purchase. If the Corporation gives the Participant notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than sixty (60) days after receipt by the Corporation of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third-party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 7(c).
     (c) Should the purchase price specified in the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property. If the Participant and the Corporation cannot agree on such cash value within thirty (30) days after receipt by the Corporation of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing in the United States selected by the Participant and the Corporation or, if they cannot agree on an appraiser within forty (40) days after receipt by the Corporation of the Transfer Notice, each shall select an appraiser of recognized standing in the United States and those appraisers shall designate a third appraiser of recognized standing in the United States, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Participant and the Corporation. If the time for the closing of the Corporation’s purchase has expired but the determination of the value of the purchase price offered by the prospective transferee(s) has not been finalized, then such closing shall be held on or prior to the tenth business day after such valuation shall have been made pursuant to this Section 7(c).
     (d) To the extent that the Corporation has not exercised its right to purchase the Offered Shares within the time periods specified in Section 7(b), the Participant shall have a period of thirty (30) days from the expiration of such right in which to sell the Offered Shares, upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice, to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Offered Shares subject to the Corporation’s continued right of first refusal under this Agreement and must agree in writing to be bound with respect thereto and the Participant will procure that the third party transferee(s) shall adhere to and be bound by any such agreements or undertakings in force at the time of transfer with respect to any Transfer or other restrictions that may be contained in any agreement among, or restricting the rights of, the Corporation’s Common Stock stockholders. In the event the Participant does not consummate the sale or disposition of the Offered Shares within the thirty (30) day period from the expiration of this right, the Corporation’s first refusal right shall continue to be applicable to any subsequent disposition of the Offered Shares by the Participant until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the right of the Corporation under this Section 7 to purchase the Offered Shares from the Participant shall not adversely affect its right to make subsequent purchases from the Participant of Offered Shares.
     (e) Notwithstanding the provisions of Sections 7(a) and 7(b) of this Agreement, the first refusal right of the Corporation shall not apply to: (i) the Transfer of Award Shares to any spouse or member of the Participant’s immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Participant’s spouse or members of the Participant’s immediate family, or to a trust for the Participant’s own self, or a charitable remainder trust, or (ii) any sale of Award Shares to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Act; provided, however, that in the event of any Transfer made pursuant to one of the exemptions provided by clause (e)(i): (A) the Participant shall inform the Corporation in writing of such Transfer prior to effecting it, and (B) each such transferee or assignee, prior to the completion of the Transfer, shall have executed documents assuming the obligations of the Participant under this Agreement with respect to the transferred Award Shares in a form approved by the Corporation. Such transferred Award Shares shall remain subject to the provisions of this Section 7, and such pledgee, transferee or donee shall be treated as the “Participant” for purposes of this Agreement.
     (f) Except as otherwise provided in this Agreement, the Participant will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way, all of any part of or any interest in the Award Shares. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Award Shares not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Corporation and shall not be recognized by the Corporation.
     (g) For purposes of this Section 7, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers pursuant to divorce or legal separation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary, involuntarily or by operation of law, directly or indirectly, of any of the Award Shares.
     (h) All certificates representing the Award Shares, in addition to other legends that may be required by applicable law or pursuant to agreement of the Corporation’s stockholders, shall bear the following legend:
“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NON-QUALIFIED STOCK OPTION AWARD AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
     (i) The Corporation’s first refusal right hereunder shall terminate and be of no further force or effect upon the earlier of: (i) the consummation of a bona fide, firmly underwritten public offering of shares of the Corporation’s common stock at a public offering price which is not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and greater than $30,000,000.00 in the aggregate, or (ii) the consummation of a Liquidation Event, as that term is defined in the Corporation’s Certificate of Incorporation (as amended from time to time).
     8.     Change of Control. Notwithstanding any provision of this Agreement to the contrary, in the event of a Change of Control, the Corporation’s option to repurchase Award Shares under Section 6 shall terminate simultaneously with the consummation of such Change of Control if the Participant is actively employed with the Corporation on the date of such Change of Control, but in such event the Award Shares held by the Participant shall remain subject to the Corporation’s right of first refusal under Section 7 hereof, and may be subject to restrictions on transferability to the extent required by applicable law.
     9.     Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Act, including the Corporation’s initial public offering, the Participant or any person to whom the Participant has directly or indirectly transferred any Award Shares under this Agreement (a “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Award Shares acquired under this Agreement without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Corporation’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Award Shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Award Shares acquired under this Agreement until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of the agreement set forth in this Section 9. This Section 9 shall not apply to Award Shares registered in the public offering under the Act, and the Participant or a Transferee shall be subject to this Section 9 only if the directors and officers of the Corporation are subject to similar arrangements.

     10.     Notices. Any notice given hereunder must be in writing and shall be deemed given when either personally delivered or on the day of posting sent through the post by registered or certified mail, return receipt requested, postage prepaid, addressed to the parties to whom such notice is being given at the following addresses:

As to the Corporation:	Qlik Technologies Inc.

Science Park Ideon

S-223 70 Lund, Sweden

Attention: Lars Björk, President

As to Participant:	last address shown on the books of the Corporation
     11.     Failure to Close; Remedies. In the event that the Corporation or the Participant shall fail or refuse for any reason whatsoever to close the sale or repurchase of Award Shares as the Corporation or the Participant is obligated by this Agreement, then the other party to the sale or repurchase (the “non-defaulting party”) shall have the right to exercise any one or more of the following rights and remedies:
     (a) The non-defaulting party shall have the right to recover damages from the defaulting party for any loss or damage, including reasonable attorneys’ fees, sustained by the non-defaulting party as a result of such default.
     (b) The non-defaulting party shall have the right to specifically enforce this Agreement by seeking an injunction prohibiting the defaulting party from violating the terms of this Agreement and requiring the defaulting party to purchase or sell the Award Shares, as the case may be.
The rights and remedies of the non-defaulting party under this Section 11 are cumulative and not alternative and shall be in addition to any and all other rights and remedies available to the non-defaulting party at law or in equity.
     12.     Gifts. Nothing contained in this Agreement shall be construed or interpreted so as to authorize or permit the Participant to transfer the Option by gift to any person or entity.
     13.     Entire Agreement. This Agreement and the 2009 Plan together with the Sub-Plan contain the entire understanding and agreement by and between the parties hereto relating to the subject matter hereof and all prior or contemporaneous oral or written agreements or instruments are merged herein. No amendment to or modification of this Agreement shall be effective unless the same is in writing and signed by all parties hereto. No waiver by any party of any breach by the other of any provision of this Agreement shall be deemed to be a waiver of any other breaches thereof or the waiver of any such or other provision of this Agreement. Subject to the restrictions on assignment and transfer set forth hereinabove, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their estates, personal representatives, successors and assigns.
     14.     Severability. If any provision of this Agreement is declared invalid or unenforceable as a matter of law, such invalidity or unenforceability shall not affect or impair the validity or enforceability of any other provisions of this Agreement or the remainder of this Agreement as a whole.
     15.     Applicable Law. The validity, construction, interpretation or performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     16.     Construction. Section headings and subheadings have been inserted herein for convenience only and shall not be deemed to have any legal effect whatever in the interpretation of this Agreement. As used herein, the singular shall include the plural, and the plural and singular. The word “any” means one or more or all, and the conjunction “or” includes both the conjunctive and disjunctive.
     17.     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.
     18.     No Rights as a Stockholder Until Exercise. Under the 2009 Plan, neither the Participant nor, if applicable, his or her personal representative, shall be nor have any rights or privileges of a stockholder of the Corporation with respect to any shares of the Corporation’s Common Stock which may be acquired upon the exercise of the Option, in whole or in part, prior to the date upon which the Option is actually exercised for such shares in accordance with the provisions of Section 4 hereof and the certificates representing such shares are issued.
     19.     Other restrictions attaching to shares of the Corporation’s Common Stock. Pursuant to Section 3.8 of the 2009 Plan (Restrictions on Sale) the Committee may require any Participant acquiring shares of Common Stock pursuant to any Award under the 2009 Plan to represent to and agree with the Corporation in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the 2009 Plan shall also be subject to such stop-transfer orders and other restrictions as the committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable federal or state laws, and any other written restrictions or agreements with respect to the Common Stock and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the committee may rely upon an opinion of counsel for the Corporation.
     IN WITNESS WHEREOF, the Corporation and Participant have caused the execution of this Agreement as of the date hereof, each intending to be legally bound hereby.

QLIKTECHNOLOGIES INC. acting by one director in the presence of a witness:	Date of signature: 30th June 2009

/s/ Lars Björk Director

Witness Signature: /s/ C. Wood

Witness Name: C. Wood

Witness Address: Villiers House, Clarendon Ave.
[unintelligible], CV32 5PR

QLIKTECH UK LIMITED acting by one director in the presence of a witness:		Date of signature: 30th June 2009

/s/ [unintelligible] Director

Witness Signature: /s/ C. Wood

Witness Name: C. Wood

Witness Address: See above

EXECUTED as a DEED and DELIVERED by	)
/s/ C. Wood
in the presence of:	)
/s/ L. Bonney
NAME

Signature: /s/ [unintelligible]

Witness Name: C. Wood

Witness Address: See above

Witness Occupation: Chartered Accountant